[GRAPHIC OMITTED]                                                VOTING EXTENDED


Adjournment of shareholder meetings to Wednesday, December 5, 2001

MFS(R)Capital Opportunities Fund             MFS(R)Money Market Fund
MFS(R)Government Securities Fund             MFS(R)Municipal Bond Fund
MFS(R)High Income Fund                       MFS(R)Municipal High Income Fund
MFS(R)High Yield Opportunities Fund          MFS(R)Municipal Income Trust
MFS(R)International New Discovery Fund       MFS(R)Research Fund
MFS(R)Mid Cap Growth Fund                    MFS(R)Total Return Fund

At the recent shareholder meetings for the funds named above, all the proposals were approved except one. This proposal would authorize the Trustees to adopt an amended and restated Declaration of Trust and requires the affirmative vote of two-thirds of the outstanding shares of each fund. The shareholder meetings for these funds have been adjourned to December 5, 2001 at 9:30 a.m. to give you additional time to vote. The proposal has received overwhelming support from shareholders who have voted, but we need your vote to close the polls on this matter.

The proposed changes would give the Trustees more flexibility and broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a result, may allow the funds to operate more efficiently and economically. Adoption of the restated Declaration of Trust would not alter in any way the Trustees' fiduciary obligations to act with due care and in the shareholders' best interest.

There are five easy ways to vote.

1.        By phone
          Call toll free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. and Saturday from 12 p.m. to 6 p.m. Eastern time.

2.        By Internet
          Go to www.proxyweb.com anytime, and enter the control number on your proxy card.

3.        By fax
          Fax your completed proxy card toll free to 1-800-733-1885 anytime.

4.        By touch-tone phone
          Call toll free 1-888-221-0697 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

5.        By mail
          Complete your proxy card, and return it in the enclosed postage-paid envelope.

If we do not receive your vote, you may receive a call from Georgeson Shareholder Communications Corporation, our proxy agent, asking you to vote your shares over the phone.

Please vote now.  Your vote is important.  Thank you for your participation.

                                                                October 22, 2001
(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                     REDBRD-REG

[GRAPHIC OMITTED]                                                VOTING EXTENDED


Adjournment of shareholder meetings to Wednesday, December 5, 2001

MFS(R)Capital Opportunities Fund             MFS(R)Money Market Fund
MFS(R)Government Securities Fund             MFS(R)Municipal Bond Fund
MFS(R)High Income Fund                       MFS(R)Municipal High Income Fund
MFS(R)High Yield Opportunities Fund          MFS(R)Municipal Income Trust
MFS(R)International New Discovery Fund       MFS(R)Research Fund
MFS(R)Mid Cap Growth Fund                    MFS(R)Total Return Fund

At the recent shareholder meetings for the funds named above, all the proposals were approved except one. This proposal would authorize the Trustees to adopt an amended and restated Declaration of Trust and requires the affirmative vote of two-thirds of the outstanding shares of each fund. The shareholder meetings for these funds have been adjourned to December 5, 2001 at 9:30 a.m. to give you additional time to vote. The proposal has received overwhelming support from shareholders who have voted, but we need your vote to close the polls on this matter.

The proposed changes would give the Trustees more flexibility and broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a result, may allow the funds to operate more efficiently and economically. Adoption of the restated Declaration of Trust would not alter in any way the Trustees' fiduciary obligations to act with due care and in the shareholders' best interest.

There are four easy ways to vote.

1.        By phone
          Call toll free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. and Saturday from 12 p.m. to 6 p.m. Eastern time.

2.        By Internet
          Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

3.        By touch-tone phone
          Call toll free 1-800-690-6903 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

4.        By mail
          Complete your proxy card, and return it in the enclosed postage-paid envelope.


If we do not receive your vote, you may receive a call from Georgeson Shareholder Communications Corporation, our proxy agent, asking you to vote your shares over the phone.


Please vote now.  Your vote is important.  Thank you for your participation.


                                                                October 22, 2001
(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                     REDBRD-NOBO

[GRAPHIC OMITTED]                                                VOTING EXTENDED


Adjournment of shareholder meetings to Wednesday, December 5, 2001

MFS(R)Capital Opportunities Fund             MFS(R)Money Market Fund
MFS(R)Government Securities Fund             MFS(R)Municipal Bond Fund
MFS(R)High Income Fund                       MFS(R)Municipal High Income Fund
MFS(R)High Yield Opportunities Fund          MFS(R)Municipal Income Trust
MFS(R)International New Discovery Fund       MFS(R)Research Fund
MFS(R)Mid Cap Growth Fund                    MFS(R)Total Return Fund

At the recent shareholder meetings for the funds named above, all the proposals were approved except one. This proposal would authorize the Trustees to adopt an amended and restated Declaration of Trust and requires the affirmative vote of two-thirds of the outstanding shares of each fund. The shareholder meetings for these funds have been adjourned to December 5, 2001 at 9:30 a.m. to give you additional time to vote. The proposal has received overwhelming support from shareholders who have voted, but we need your vote to close the polls on this matter.

The proposed changes would give the Trustees more flexibility and broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a result, may allow the funds to operate more efficiently and economically. Adoption of the restated Declaration of Trust would not alter in any way the Trustees' fiduciary obligations to act with due care and in the shareholders' best interest.

There are three easy ways to vote.

1.        By Internet
          Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

2.        By touch-tone phone
          Call toll free 1-800-690-6903 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

3.        By mail
          Complete your proxy card, and return it in the enclosed postage-paid envelope.



If we do not receive your vote, you may receive a call from Georgeson Shareholder Communications Corporation, our proxy agent, asking you to vote your shares over the phone.


Please vote now.  Your vote is important.  Thank you for your participation.


                                                                October 22, 2001
(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                      REDBRD-OBO

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12

MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund and MFS(R) Municipal High Income Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R) Mid Cap Growth Fund, MFS(R) Money Market Fund and MFS(R) Municipal Bond Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R) International New Discovery Fund, MFS(R) Research Fund and MFS(R) Total Return Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund; MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); and MFS(R) Municipal Income Trust (File Nos. 33-8850 and 811-4841)
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.

       (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)   Total Fee Paid:
--------------------------------------------------------------------------------
       [  ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:
--------------------------------------------------------------------------------
       (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)   Filing Party:
--------------------------------------------------------------------------------
       (4)   Date Filed:
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                           MFS INVESTMENT MANAGEMENT
             500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000



                                        November 2, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund and MFS(R) Municipal High Income Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R) Mid Cap Growth Fund, MFS(R) Money Market Fund and MFS(R) Municipal Bond Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R) International New Discovery Fund, MFS(R) Research Fund and MFS(R) Total Return Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund; MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); and MFS(R) Municipal Income Trust (File Nos. 33-8850 and 811-4841)

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials mailed to shareholders with respect to Special Meetings of Shareholders of the Trusts adjourned until December 5, 2001.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,




                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures